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                                                                   EXHIBIT 10.17



                               SECURED PROMISSORY NOTE

$2,000,000                   Los Angeles, California       August 1, 1996

    FOR VALUE RECEIVED, the undersigned (the "Borrower") promises to pay to the order of GREYROCK BUSINESS CREDIT, A DIVISION OF NATIONSCREDIT COMMERCIAL CORPORATION ("GBC"), at 300 North Continental Blvd., Suite 200, El Segundo, California 90245, or at such other address as the holder of this Note shall direct, the principal sum of TWO MILLION Dollars ($2,000,000), payable in 36 installments of $55,556.00 principal per month (except that the last such installment shall be in the amount of $55,540.00), plus interest as hereinafter provided, commencing on August 31, 1997 and continuing on the last day of each succeeding month, until the earlier of the following dates (the "Maturity Date"): (i) August 31, 2000, or (ii) the date the Loan and Security Agreement between the Borrower and GBC dated November 17, 1995, as amended (as amended, the "Loan Agreement") terminates by its terms or is terminated by either party in accordance with its terms. On the Maturity Date the entire remaining unpaid principal balance of this Note, plus any and all accrued and unpaid interest, shall be due and payable.

    This Note shall bear interest on the unpaid principal balance hereof from time to time outstanding at a rate equal to the following: The interest rate in effect throughout each calendar month during the term of this Note shall be the highest "LIBOR Rate" in effect during such month, plus 5.25% per annum, provided that the interest rate in effect in each month shall not be less than 8% per annum. Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. "LIBOR Rate" has the meaning set forth in the Loan Agreement.

    Accrued interest on this Note shall be payable monthly, in addition to any principal payments provided above, commencing on August 31, 1996, and continuing on the last day of each succeeding month. Any accrued interest not paid when due shall bear interest at the same rate as the principal hereunder.

    Principal of and interest on this Note shall be payable in lawful money of the United States of America. If a payment hereunder becomes due and payable on a Saturday, Sunday or legal holiday, the due date thereof shall be extended to the next succeeding business day, and interest shall be payable thereon during such extension.

    In the event any payment of principal or interest on this Note is not paid in full when due, or if any other default or event of default occurs hereunder, under the Loan Agreement or under any other present or future instrument, document, or agreement between the Borrower and GBC (collectively, "Events of Default"), GBC may, at its option, at any time thereafter, declare the entire unpaid

                                      1.
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GREYROCK BUSINESS CREDIT                                 SECURED PROMISSORY NOTE
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principal balance of this Note plus all accrued interest to be immediately due and payable, without notice or demand. Without limiting the foregoing, and without limiting GBC's other rights and remedies, in the event any installment of principal or interest is not paid in full on the date due (whether at stated maturity, by acceleration or otherwise), the Borrower shall pay interest on such unpaid principal or interest, from the later of (i) the date such amount becomes due and (ii) the Notice Date (as defined below), until the date such amount is paid in full, payable from time to time on demand, at a rate per annum equal at all times to the interest rate set forth above, PLUS an additional four percent per annum. GBC shall send written notice to the Borrower that overdue interest shall accrue hereunder (the date of such notice the "Notice Date"). The acceptance of any installment of principal or interest by GBC after the time when it becomes due, as herein specified, shall not be held to establish a custom, or to waive any rights of GBC to enforce payment when due of any further installments or any other rights, nor shall any failure or delay to exercise any rights be held to waive the same.

    All payments hereunder are to be applied first to costs and fees referred to hereunder, second to the payment of accrued interest and the remaining balance to the payment of principal. Any principal prepayment hereunder shall be applied against principal payments in the inverse order of maturity. GBC shall have the continuing and exclusive right to apply or reverse and reapply any and all payments hereunder. Principal and interest becoming due hereunder may, in GBC's discretion, be charged to Borrower's loan account under the Loan Agreement, and the same shall thereafter bear interest at the same rate as the other Loans under the Loan Agreement.

    The Borrower agrees to pay all reasonable costs and expenses (including without limitation reasonable attorneys' fees) incurred by GBC in connection with or related to this Note, or its enforcement, whether or not suit be brought. The Borrower hereby waives presentment, demand for payment, notice of dishonor, notice of nonpayment, protest, notice of protest, and any and all other notices and demands in connection with the delivery, acceptance, performance, default, or enforcement of this Note, and the Borrower hereby waives the benefits of any statute of limitations with respect to any action to enforce, or otherwise related to, this Note.

    This Note is secured by the Loan Agreement and all other present and future security agreements between the Borrower and GBC and shall continue to be so secured until the indefeasible payment in full of all amounts due and owing in connection herewith and therewith (notwithstanding anything to the contrary in any other agreement between the Borrower and GBC). Nothing herein shall be deemed to limit any of the terms or provisions of the Loan Agreement or any other present or future document, instrument or agreement, between the Borrower and GBC, and all of GBC's rights and remedies hereunder and thereunder are cumulative.

    In the event any one or more of the provisions of this Note shall for any reason be held to be invalid, illegal or unenforceable, the same shall not affect any other provision of this Note and the remaining provisions of this Note shall remain in full force and effect.

    No waiver or modification of any of the terms or provisions of this Note shall be valid or binding unless set forth in a writing signed by a duly authorized officer of GBC, and then only to the extent therein specifically set forth. If more than one person executes this Note, their obligations hereunder shall be joint and several.

                                      2.
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GREYROCK BUSINESS CREDIT                                 SECURED PROMISSORY NOTE
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GBC AND BORROWER EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR
PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO:  (i) THIS
NOTE; OR (ii) ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN GBC
AND BORROWER; OR (iii) ANY CONDUCT, ACTS OR OMISSIONS OF GBC OR BORROWER OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH GBC OR BORROWER; IN EACH OF THE FOREGOING CASES, WHETHER
SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

    This Note is payable in, and shall be governed by the laws of, the State of California.


                                  TSW INTERNATIONAL, INC.



                                  BY   /s/ John Bartels
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                                       PRESIDENT OR VICE PRESIDENT


                                  BY:  /s/ illegible
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                                       SECRETARY OR ASSISTANT SECRETARY